Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Small Cap Growth Fund

Peter Barsa and Michael A. Sesser have been added as portfolio managers of the fund and, together with Joseph Axtell, are responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Small Cap Growth Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information is provided as of April 30, 2017:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Joseph Axtell	$50,001 - $100,000	Over $1,000,000
Peter Barsa	$10,001 - $50,000	$10,001 - $50,000
Michael A. Sesser	$0	$100,001 - $500,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Joseph Axtell	5	$1, 009,662,569	0	$0
Peter Barsa	1	$302,544,310	0	$0
Michael A. Sesser	2	$466,299,638	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total ssets of Performance-Based Fee Accounts
Joseph Axtell	0	$0	0	$0
Peter Barsa	0	$0	0	$0
Michael A. Sesser	0	$0	0	$0

July 7, 2017

SAISTKR-348

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Joseph Axtell	1	$63,321,828	0	$0
Peter Barsa	0	$0	0	$0
Michael A. Sesser	0	$0	0	$0

Please Retain This Supplement for Future Reference